AmerUs Group Co.
Financial Supplement
Second Quarter 2006

AmerUs Group Co.
Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Earnings:
Net Income available to common stockholders	$45,254	$35,567	$123,450	$97,055

Adjustments for:

Realized/unrealized losses on open block assets	4,913	958	5,084	888

Net amortization of DAC, VOBA and deferred sales inducements due to open block gains or losses	(663)	316	(779)	121

Net effect of derivative related market value adjustments	1,798	9,874	(24,859)	15,075

Other (income) loss from non-insurance operations	—	(7)	—	219

Income tax items	93	244	(469)	(19,683)

Adjusted Net Operating Income available to common stockholders (1)	$51,395	$46,952	$102,427	$93,675

Basic Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.34	$1.20	$2.65	$2.38

Net Income available to common stockholders per common share	$1.18	$0.91	$3.20	$2.46

Weighted average common shares outstanding	38,488	39,265	38,617	39,412

Diluted Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.24	$1.10	$2.46	$2.19

Net Income available to common stockholders per common share	$1.09	$0.83	$2.96	$2.27

Weighted average common shares outstanding	41,418	42,752	41,703	42,845

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

AmerUs Group Co.
Equity and Capitalization
($ in thousands, except for per share data)

	As Of Or		As Of Or
	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Common Stockholders’ Equity:
Beginning of period (including AOCI)	$1,509,657	$1,591,074	$1,557,485	$1,623,469
Beginning of period (excluding AOCI) (1)	1,628,538	1,556,528	1,561,097	1,508,799
End of period (including AOCI)	1,415,631	1,717,514	1,415,631	1,717,514
End of period (excluding AOCI) (1)	1,634,845	1,589,074	1,634,845	1,589,074
Average equity (including AOCI)	1,462,644	1,654,294	1,486,558	1,670,492
Average equity (excluding AOCI) (1)	1,631,691	1,572,801	1,597,971	1,548,936

Common shares outstanding, end of period			38,137	39,092

Return on Common Stockholders’ Equity:
Net income available to common stockholders / Average common stockholders’ equity (including AOCI)	12.4%	8.6%	16.6%	11.6%

Adjusted Net Operating Income available to common stockholders / Average common stockholders’ equity (excluding AOCI) (1) (2)	12.6%	11.9%	12.8%	12.1%

Book Value per Common Share:
including AOCI			$37.12	$43.94
excluding AOCI (1)			$42.87	$40.65

	6/30/2006	12/31/2005

Capitalization:
Bank Borrowings	$9,000	$—
Senior Notes	300,000	300,000
PRIDES	143,750	143,750
Surplus Note	25,000	25,000
Other Borrowings	36,239	36,546
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	564,744	556,051

Preferred Stock	144,774	144,830
Common Stockholders’ Equity	1,634,845	1,561,097

Total Capitalization (excluding AOCI) (1)	$2,344,363	$2,261,978

AOCI — Unrealized Gains / (Losses)	(219,214)	(3,612)

Total Capitalization (including AOCI)	$2,125,149	$2,258,366

Debt-to-Capital Ratio (3):
A. M. Best	20.16%	20.51%
Fitch	18.50%	18.79%
Moody’s	23.79%	24.27%
Standard & Poor’s	15.79%	15.99%

(1)	Stockholders’ equity, return on equity, book value, and total capitalization amounts excluding accumulated other comprehensive income (AOCI), are non-GAAP financial measures. Management believes that excluding AOCI assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(2)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(3)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, preferred stock is treated as 90% equity, PRIDES are treated as 60% equity and AmerUs Capital I is treated as 40% equity. For Fitch, preferred stock is treated as 100% equity, PRIDES are treated as 70% equity, and AmerUs Capital I is treated as 60% equity. For Moody’s, preferred stock is treated as 75% equity, PRIDES are treated as 50% equity, and AmerUs Capital I is treated as 100% debt. Debt includes $23,845 of defined benefit plan obligation and $13,792 of future lease commitments for both March 31, 2006 and December 31, 2005. For Standard & Poors, preferred stock, PRIDES, and AmerUs Capital I are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $0 and $38 as of June 30, 2006 and December 31, 2005, respectively.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenues:
Insurance premiums	$54,845	$61,001	$108,343	$123,547
Product charges	68,740	54,638	136,802	113,671
Net investment income	286,972	277,040	572,290	545,751
Realized/unrealized capital gains (losses)	(62,865)	6,266	(12,220)	(42,678)
Other income:
Income from Independent Marketing Organizations	7,607	7,153	16,206	16,164
Other	4,361	4,076	8,679	7,621

Total Revenue	359,660	410,174	830,100	764,076

Benefits and Expenses:
Policyowner benefits — traditional life	58,810	59,268	112,037	119,200
Policyowner benefits — investment and UL contracts	111,981	184,935	270,746	294,586
Operating expenses	36,733	32,847	70,813	65,524
Expenses from Independent Marketing Organizations	5,522	5,572	12,410	13,503
Amortization — DAC and VOBA	46,762	35,058	115,282	87,801
Dividends to policyowners	17,683	31,864	36,416	51,867

Total Benefits and Expenses	277,491	349,544	617,704	632,481

Interest expense:
Interest on bank debt	103	188	120	188
Interest on Senior Notes	4,462	2,172	8,925	4,344
Interest on Capital Securities (AmerUs Capital I)	1,123	1,123	2,128	2,128
Interest on PRIDES	2,193	1,998	4,191	3,996
Interest on OCEANs	—	1,964	—	3,803
Interest on Surplus Note	542	542	1,083	1,083
Interest on other borrowings	342	204	983	429

Total interest expense	8,765	8,191	17,430	15,971

Income before income tax expense	73,404	52,439	194,966	115,624

Income tax (expense)	(25,431)	(16,872)	(66,078)	(18,569)

Net income	47,973	35,567	128,888	97,055

Dividends on preferred stock	(2,719)	—	(5,438)	—

Net income available to common stockholders	$45,254	$35,567	$123,450	$97,055

Weighted Average Common Shares Outstanding:
Basic	38,487,501	39,264,504	38,616,506	39,412,211

Diluted	41,417,538	42,751,912	41,702,996	42,845,240

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended June 30, 2006	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$54,284	$458	$103	$54,845
Product charges	51,239	17,501	—	68,740
Net investment income	89,253	197,276	443	286,972
Realized/unrealized losses on closed block investments	(1,056)	—	—	(1,056)
Other income:
Income from Independent Marketing Organizations	—	7,607	—	7,607
Other	886	2,663	812	4,361

	194,606	225,505	1,358	421,469
Benefits and expenses:
Policyowner benefits	95,052	125,921	184	221,157
Underwriting, acquisition, and other expenses:
Operating expenses	18,614	9,394	8,725	36,733
Expenses from Independent Marketing Organizations	—	5,522	—	5,522
Amortization of DAC and VOBA	17,548	31,405	—	48,953
Dividends to policyowners	17,682	1	—	17,683

	148,896	172,243	8,909	330,048

Segment pre-tax operating income	$45,710	$53,262	$(7,551)	91,421

Realized/unrealized losses on open block assets				(7,508)

Unrealized losses on open block options and trading investments				(54,301)

Change in option value of indexed products and market value adjustments on total return strategy annuities				51,198

Cash flow hedge amortization				26

Amortization of DAC and VOBA due to open block gains and losses and market value adjustments				2,191

Amortization of deferred sales inducements due to open block gains and losses and market value adjustments				(858)

Income from continuing operations				82,169

Interest (expense)				(8,765)

Income tax (expense)				(25,431)

Net income				47,973

Dividends on preferred stock				(2,719)

Net income available to common stockholders				$45,254

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended June 30, 2005	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$59,569	$1,056	$376	$61,001
Product charges	40,646	13,992	—	54,638
Net investment income	92,983	183,553	504	277,040
Realized/unrealized losses on closed block investments	(40)	—	—	(40)
Other income:
Income from Independent Marketing Organizations	—	7,153	—	7,153
Other	857	2,663	544	4,064

	194,015	208,417	1,424	403,856

Benefits and expenses:
Policyowner benefits	79,174	132,895	427	212,496
Underwriting, acquisition, and other expenses:
Operating expenses	19,486	6,901	6,460	32,847
Expenses from Independent Marketing Organizations	—	5,572	—	5,572
Amortization of DAC and VOBA	22,107	21,159	—	43,266
Dividends to policyowners	31,862	2	—	31,864

	152,629	166,529	6,887	326,045

Segment pre-tax operating income	$41,386	$41,888	$(5,463)	77,811

Realized/unrealized losses on open block assets				(1,517)

Unrealized gains on open block options and trading investments				7,823

Change in option value of indexed products and market value adjustments on total return strategy annuities				(31,745)

Cash flow hedge amortization				38

Amortization of DAC and VOBA due to open block gains and losses				8,208

Other income from non-insurance operations				12

Income from continuing operations				60,630

Interest (expense)				(8,191)

Income tax (expense)				(16,872)

Net income				35,567

Dividends on preferred stock				—

Net income available to common stockholders				$35,567

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Six Months Ended June 30, 2006	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$106,928	$1,400	$15	$108,343
Product charges	106,358	30,444	—	136,802
Net investment income	177,559	393,933	798	572,290
Realized/unrealized losses on closed block investments	(2,118)	—	—	(2,118)
Other income:
Income from Independent Marketing Organizations	—	16,206	—	16,206
Other	1,757	5,283	1,639	8,679

	390,484	447,266	2,452	840,202

Benefits and expenses:
Policyowner benefits	185,464	253,596	(139)	438,921
Underwriting, acquisition, and other expenses:
Operating expenses	35,765	18,818	16,230	70,813
Expenses from Independent Marketing Organizations	—	12,410	—	12,410
Amortization of DAC and VOBA	47,908	53,106	—	101,014
Dividends to policyowners	36,415	1	—	36,416

	305,552	337,931	16,091	659,574

Segment pre-tax operating income	$84,932	$109,335	$(13,639)	180,628

Realized/unrealized losses on open block assets				(7,677)

Unrealized losses on open block options and trading investments				(2,425)

Change in option value of indexed products and market value adjustments on total return strategy annuities				62,341

Cash flow hedge amortization				54

Amortization of DAC and VOBA due to open block gains and losses and market value adjustments				(14,268)

Amortization of deferred sales inducements due to open block gains and losses and market value adjustments				(6,257)

Income from continuing operations				212,396

Interest (expense)				(17,430)

Income tax (expense)				(66,078)

Net income				128,888

Dividends on preferred stock				(5,438)

Net income available to common stockholders				$123,450

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Six Months Ended June 30, 2005	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$121,052	$1,536	$959	$123,547
Product charges	87,723	25,948	—	113,671
Net investment income	179,869	365,199	683	545,751
Realized/unrealized gains on closed block investments	90	—	—	90
Other income:
Income from Independent Marketing Organizations	—	16,164	—	16,164
Other	1,718	5,204	1,064	7,986

	390,452	414,051	2,706	807,209
Benefits and expenses:
Policyowner benefits	168,375	257,623	454	426,452
Underwriting, acquisition, and other expenses:
Operating expenses	37,879	14,161	13,484	65,524
Expenses from Independent Marketing Organizations	—	13,503	—	13,503
Amortization of DAC and VOBA	46,978	46,206	—	93,184
Dividends to policyowners	51,864	3	—	51,867

	305,096	331,496	13,938	650,530

Segment pre-tax operating income	$85,356	$82,555	$(11,232)	156,679

Realized/unrealized losses on open block assets				(1,340)

Unrealized losses on open block options and trading investments				(41,428)

Change in option value of indexed products and market value adjustments on total return strategy annuities				12,589

Cash flow hedge amortization				77

Amortization of DAC and VOBA due to open block gains and losses				5,383

Other income from non-insurance operations				(365)

Income from continuing operations				131,595

Interest (expense)				(15,971)

Income tax (expense)				(18,569)

Net income				97,055

Dividends on preferred stock				—

Net income available to common stockholders				$97,055

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	June 30,	December 31,
	2006	2005
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,201,102	$16,727,933
Equity securities	80,119	75,658
Short-term investments	9,999	9,998
Securities held for trading purposes:
Fixed maturity securities	1,276,341	1,414,225
Equity securities	4,143	2,358
Short-term investments	3,962	—
Mortgage loans	988,008	976,135
Policy loans	500,410	483,441
Other investments	425,004	347,552

Total investments	19,489,088	20,037,300

Cash and cash equivalents	491,229	600,160
Accrued investment income	236,155	237,221
Premiums, fees and other receivables	35,855	40,667
Income taxes receivable	25,477	9,005
Reinsurance receivables	745,907	730,532
Deferred policy acquisition costs	2,134,740	1,755,159
Deferred sales inducements	340,675	261,322
Value of business acquired	356,674	356,949
Goodwill	229,670	228,869
Property and equipment	46,398	44,467
Other assets	312,851	306,655
Separate account assets	209,605	221,694

Total Assets	$24,654,324	$24,830,000

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	June 30,	December 31,
	2006	2005
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,690,434	$19,486,854
Policyowner funds	1,584,548	1,483,873

Sub-total	21,274,982	20,970,727

Accrued expenses and other liabilities	438,726	500,858
Payable for collateral under securities lending and other transactions	391,468	474,561
Dividends payable to policyowners	160,874	278,839
Policy and contract claims	50,329	66,137
Deferred income taxes	3,191	58,818
Notes payable:
Bank debt	9,000	—
Senior notes	300,000	300,000
PRIDES	143,750	143,750
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	36,239	36,546
Separate account liabilities	209,605	221,694

Total Liabilities	23,093,919	23,127,685

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2006 and 2005	144,774	144,830
Common Stock, no par value, 230,000,000 shares authorized; 46,944,310 shares issued and 38,137,344 shares outstanding in 2006; 46,675,811 shares issued and 38,612,874 shares outstanding in 2005	46,944	46,676
Additional paid-in capital — common stock	1,244,023	1,231,533
Accumulated other comprehensive loss	(219,214)	(3,612)
Unearned compensation	—	(3,783)
Retained earnings	728,197	604,747
Treasury stock, at cost (8,806,966 shares in 2006 and 8,062,937 shares in 2005)	(384,319)	(318,076)

Total Stockholders’ Equity	1,560,405	1,702,315

Total Liabilities and Stockholders’ Equity	$24,654,324	$24,830,000

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
June 30, 2006

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,201,102	$639,073	$16,840,175
Equity securities	80,119	(833)	79,286
Short-term investments	9,999	—	9,999
Securities held for trading purposes:
Fixed maturity securities	1,276,341	—	1,276,341
Equity securities	4,143	—	4,143
Short-term investments	3,962	—	3,962
Mortgage loans	988,008	—	988,008
Policy loans	500,410	—	500,410
Other investments	425,004	(116)	424,888

Total invested assets	19,489,088	638,124	20,127,212

Cash and cash equivalents	491,229	—	491,229
Accrued investment income	236,155	—	236,155
Premiums, fees and other receivables	35,855	—	35,855
Income taxes receivable	25,477	—	25,477
Reinsurance receivables	745,907	—	745,907
Deferred policy acquisition costs	2,134,740	(238,267)	1,896,473
Deferred sales inducements	340,675	(49,396)	291,279
Value of business acquired	356,674	12,468	369,142
Goodwill	229,670	—	229,670
Property and equipment	46,398	—	46,398
Other assets	312,851	—	312,851
Separate account assets	209,605	—	209,605

Total Assets	$24,654,324	$362,929	$25,017,253

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
June 30, 2006

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,690,434	$—	$19,690,434
Policyowner funds	1,584,548	—	1,584,548

	21,274,982	—	21,274,982

Accrued expenses and other liabilities	438,726	(16,621)	422,105
Payable for collateral under securities lending and other transactions	391,468	—	391,468
Dividends payable to policyowners	160,874	41,019	201,893
Policy and contract claims	50,329	—	50,329
Deferred income taxes	3,191	119,317	122,508
Notes payable:
Bank debt	9,000	—	9,000
Senior notes	300,000	—	300,000
PRIDES	143,750	—	143,750
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	36,239	—	36,239
Separate Account liabilities	209,605	—	209,605

Total Liabilities	23,093,919	143,715	23,237,634

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2006	144,774	—	144,774
Common Stock, no par value, 230,000,000 shares authorized; 46,944,310 shares issued and 38,137,344 shares outstanding in 2006	46,944	—	46,944
Additional paid-in capital — common stock	1,244,023	—	1,244,023
Accumulated other comprehensive loss	(219,214)	219,214	—
Unearned compensation	—	—	—
Retained earnings	728,197	—	728,197
Treasury stock, at cost (8,806,966 shares in 2006)	(384,319)	—	(384,319)

Total Stockholders’ Equity	1,560,405	219,214	1,779,619

Total Liabilities and Stockholders’ Equity	$24,654,324	$362,929	$25,017,253

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Protection Products Repetitive Premiums (1):
Interest-sensitive whole life	96	127	162	233

Term and other life	1,672	3,348	3,132	6,405

Universal life:

Flexible premium without no lapse guarantee	686	3,390	1,377	8,261

Single premium	45	—	45	—

Indexed life:

Flexible premium without no lapse guarantee	23,495	17,548	45,010	31,009

Flexible premium with no lapse guarantee	5,606	3,715	10,071	6,570

Fixed premium excess interest whole life	641	2,921	1,889	4,631

Single premium	1,050	—	1,417	—

Total Repetitive Premiums	$33,291	$31,049	$63,103	$57,109

Accumulation Deposits (1):
Annuity premiums:
Deferred fixed annuity:
Traditional annuity	$45,582	$69,478	$82,803	$138,360
Indexed annuity	582,059	643,026	1,062,165	1,146,096

Sub-total	627,641	712,504	1,144,968	1,284,456

Variable annuity	491	593	1,084	1,138
Funding agreements	174,666	26,200	174,666	26,200

Total Accumulation Deposits	$802,798	$739,297	$1,320,718	$1,311,794

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Protection Products Repetitive Premiums (1):
Career marketing organizations (CMOs)	$8,903	$8,921	$16,640	$15,251

Personal producing general agent (PPGA)	5,159	6,511	11,037	13,277

New York distribution	3,464	4,612	6,478	8,586

Independent agent force (2)	15,765	11,005	28,948	19,995

Total Repetitive Premiums	$33,291	$31,049	$63,103	$57,109

Accumulation Deposits (1):
Preferred producer (Career)	$59,063	$39,753	$93,170	$84,668

Personal producing general agent (PPGA)	3,364	9,279	11,132	15,530

Independent agent force (2)	565,705	664,065	1,041,750	1,185,396

Funding agreements	174,666	26,200	174,666	26,200

Total Accumulation Deposits	$802,798	$739,297	$1,320,718	$1,311,794

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	June 30, 2006
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$491,229	$—	$—	$491,229
Securities available-for-sale:
Investment grade bonds	15,567,809	102,952	(717,078)	14,953,683
Non-investment grade bonds	1,272,367	18,784	(43,732)	1,247,419
Equity securities	79,286	843	(10)	80,119
Short-term investments	9,998	1	—	9,999
Securities for trading:
Investment grade bonds	1,146,976	—	—	1,146,976
Non-investment grade bonds	129,365	—	—	129,365
Equity securities	4,143	—	—	4,143
Short-term investments	3,962	—	—	3,962
Mortgage loans	988,008	—	—	988,008
Policy loans	500,410	—	—	500,410
Other invested assets	425,004	—	—	425,004

Total	$20,618,557	$122,580	$(760,820)	$19,980,317

	December 31, 2005
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$600,160	$—	$—	$600,160
Securities available-for-sale:
Investment grade bonds	15,371,845	297,149	(204,917)	15,464,077
Non-investment grade bonds	1,249,886	35,812	(21,842)	1,263,856
Equity securities	74,951	707	—	75,658
Short-term investments	9,990	8	—	9,998
Securities for trading:
Investment grade bonds	1,286,830	—	—	1,286,830
Non-investment grade bonds	127,395	—	—	127,395
Equity securities	2,358	—	—	2,358
Mortgage loans	976,135	—	—	976,135
Policy loans	483,441	—	—	483,441
Other invested assets	347,552	—	—	347,552

Total	$20,530,543	$333,676	$(226,759)	$20,637,460

Investment Portfolio Data (1):	June 30, 2006	December 31, 2005
Average NAIC Rating	1.50	1.49
Average Life	10.21	9.82
Effective Duration	6.14	6.21
Weighted Average Book Yield	5.76	5.69
Quarterly New Money Rate	6.56	5.77

	June 30, 2006			December 31, 2005
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	$831,972	4.59%	4.04%	$806,270	4.47%	3.93%
NAIC 4	500,680	2.76%	2.43%	533,201	2.96%	2.60%
NAIC 5	67,876	0.37%	0.33%	34,908	0.19%	0.17%
NAIC 6	1,204	0.01%	0.01%	2,902	0.02%	0.01%

Total	$1,401,732	7.73%	6.81%	$1,377,281	7.64%	6.71%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	June 30, 2006			December 31, 2005
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	$442,680	2.5%	2.2%	$487,223	2.7%	2.4%
Public Credit	9,426,274	54.0%	47.2%	10,111,795	55.7%	49.0%
Private Credit	2,603,625	14.9%	13.0%	2,482,831	13.7%	12.0%
Below Investment Grade	1,376,784	7.9%	6.9%	1,391,251	7.7%	6.7%
Mortgage-Backed (MBS)	2,087,942	11.9%	10.5%	2,121,298	11.7%	10.3%
Commercial Mortgage-Backed (CMBS)	1,123,665	6.4%	5.6%	1,204,944	6.6%	5.8%
Asset-Backed (ABS)	416,473	2.4%	2.1%	327,435	1.8%	1.6%
Redeemable Preferred Stock	—	—	—	15,381	0.1%	0.1%

Total	$17,477,443	100.0%	87.5%	$18,142,158	100.0%	87.9%

		June 30, 2006			December 31, 2005
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	$10,737,624	61.4%	53.8%	$11,337,428	62.5%	54.9%
2	BBB- to BBB+	5,363,035	30.7%	26.8%	5,413,479	29.9%	26.2%

	Investment Grade	16,100,659	92.1%	80.6%	16,750,907	92.4%	81.1%

3	BB- to BB+	817,973	4.7%	4.1%	817,530	4.5%	4.0%
4	B- to B+	489,807	2.8%	2.5%	534,480	2.9%	2.6%
5 & 6	CCC+ or lower	69,004	0.4%	0.3%	39,241	0.2%	0.2%

	Below Investment Grade	1,376,784	7.9%	6.9%	1,391,251	7.6%	6.8%

	Total	$17,477,443	100.0%	87.5%	$18,142,158	100.0%	87.9%

	June 30, 2006			December 31, 2005
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	$816,640	4.7%	4.1%	$905,312	5.0%	4.4%
Capital Goods	922,149	5.3%	4.6%	974,375	5.4%	4.7%
Communications	1,167,980	6.7%	5.8%	1,372,702	7.6%	6.6%
Consumer Cyclical	1,105,780	6.3%	5.5%	1,106,303	6.1%	5.4%
Consumer Non Cyclical	1,585,901	9.1%	7.9%	1,577,229	8.7%	7.6%
Energy	1,047,121	6.0%	5.2%	1,139,151	6.3%	5.5%
Technology	315,724	1.8%	1.6%	261,740	1.4%	1.3%
Transportation	610,327	3.5%	3.1%	598,977	3.3%	2.9%
Industrial Other	271,325	1.6%	1.4%	221,532	1.2%	1.1%
Utilities	2,131,819	12.2%	10.7%	2,193,589	12.1%	10.6%
Financial Institutions	2,851,186	16.3%	14.3%	3,045,535	16.8%	14.8%

Sub-total	12,825,952	73.5%	64.2%	13,396,445	73.9%	64.9%

Other (1)	4,651,491	26.5%	23.3%	4,745,713	26.1%	23.0%

Total	$17,477,443	100.0%	87.5%	$18,142,158	100.0%	87.9%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	June 30, 2006			December 31, 2005
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	$1,094,092	52.5%	5.5%	$1,179,424	55.6%	5.7%
Planned Amortization Class (PACs)	445,562	21.3%	2.2%	452,120	21.3%	2.2%
Sequential Pay	474,838	22.7%	2.4%	447,593	21.1%	2.2%
Adjustable Rate Mortgages (ARMs)	73,450	3.5%	0.4%	42,161	2.0%	0.2%

Total	$2,087,942	100.0%	10.5%	$2,121,298	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
June 30, 2006

			Fixed
	Fixed	Fixed	Indexed	Fixed
	Traditional	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual adjustment	$—	$14,065	$1,006	$15,071
No surrender charge	1,815,835	39,665	2,081	41,746
1 percent	48,648	44,792	4,121	48,913
2 percent	107,676	188,842	27,309	216,151
3 percent	261,430	342,840	55,999	398,839
4 percent	330,817	202,278	27,456	229,734
5 percent	369,306	69,475	4,142	73,617
6 percent	345,647	97,743	2,934	100,677
7 percent	348,523	161,159	2,957	164,116
8 percent	344,376	346,538	4,566	351,104
9 percent	441,916	427,842	6,161	434,003
10 percent or greater	585,118	6,199,203	2,020	6,201,223

Total	$4,999,292	$8,134,442	$140,752	$8,275,194

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$405,302	$5,173,392	$(12,133)	$5,161,259
Total return strategy	—	1,007,838	133,592	1,141,430
Non-MVA	4,593,990	1,953,212	19,293	1,972,505

Total	$4,999,292	$8,134,442	$140,752	$8,275,194

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$224,627	$—	$—	$—
1 Year	4,479,769	—	—	—
Multi-year	294,896	—	—	—
Cumulative floor (1)	—	8,134,442	140,752	8,275,194

Total	$4,999,292	$8,134,442	$140,752	$8,275,194

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$397,932	$—	$—	$—
3 percent	2,153,808	—	—	—
3.25 percent	387,636	—	—	—
3.50 percent	519,833	—	—	—
4 percent	1,489,858	—	—	—
4.5 percent	50,225	—	—	—
Cumulative floor (1)	—	8,134,442	140,752	8,275,194

Total	$4,999,292	$8,134,442	$140,752	$8,275,194

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No differential	$4,201,682	$—	$—	$—
0.0% - 0.5%	103,605	—	—	—
0.5% - 1.0%	349,916	—	—	—
1.0% - 1.5%	24,454	—	—	—
1.5% - 2.0%	88,062	—	—	—
2.0% - 2.5%	93,724	—	—	—
2.5% - 3.0%	19,159	—	—	—
Greater than 3.0%	118,690	—	—	—
Cumulative floor (1)	—	8,134,442	140,752	8,275,194

Total	$4,999,292	$8,134,442	$140,752	$8,275,194

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 0.5% to 2.5%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 150 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling Four Quarters Ended
	June 30,
ANNUITY SEGMENT SPREADS LTM:	2006	2005
Asset earned rate	5.71%	5.76%
Liability credited rate (1)	3.31%	3.46%

Product spread	2.40%	2.30%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling Four Quarters Ended
	June 30, 2006
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$697,034		$697,034

Average invested assets	$12,201,483		$12,201,483

Asset earned rate	5.71%		5.71%

Annuity segment benefit expense (1)	$436,470	$(23,623)	$412,847

Average annuity segment liabilities (1)	$12,611,967	$(139,241)	$12,472,726

Liability credited rate	3.46%		3.31%

Product spread	2.25%		2.40%

	Rolling Four Quarters Ended
	June 30, 2005
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$627,451		$627,451

Average invested assets	$10,885,721		$10,885,721

Asset earned rate	5.76%		5.76%

Annuity segment benefit expense (1)	$404,734	$(19,134)	$385,600

Average annuity segment liabilities (1)	$11,279,296	$(140,593)	$11,138,703

Liability credited rate	3.58%		3.46%

Product spread	2.18%		2.30%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	June 30,	December 31,
	2006	2005
LIABILITIES:
Future life and annuity policy benefits	$2,740,595	$2,765,095
Policyowner funds	7,408	7,835
Accrued expenses and other liabilities	7,352	6,420
Dividends payable to policyowners	152,314	154,793
Policy and contract claims	13,658	17,986
Policyowner dividend obligation	1,018	116,684

Total Liabilities	2,922,345	3,068,813

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,854,774	1,916,052
Mortgage loans	52,481	60,541
Policy loans	333,646	331,561
Other investments	1,918	—
Cash and cash equivalents	7,636	63,506
Accrued investment income	33,163	32,972
Premiums, fees and other receivables	48,060	58,778

Total Assets	2,331,678	2,463,410

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$590,667	$605,403

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
REVENUES AND EXPENSES:
Insurance premiums	$38,023	$42,998	$75,372	$84,885
Product charges	1,508	1,445	3,118	3,146
Net investment income	35,998	40,361	71,601	74,780
Realized/unrealized gains (losses) on investments	(1,056)	(40)	(2,118)	90
Policyowner benefits	(48,625)	(45,282)	(94,651)	(95,403)
Underwriting, acquisition and other expenses	(1,544)	(631)	(3,039)	(1,188)
Dividends to policyowners	(15,461)	(29,823)	(32,337)	(47,991)

Contribution from the Closed Block before income taxes	$8,843	$9,028	$17,946	$18,319

AmerUs Group Co.
Additional Information
($ in thousands)

	June 30,	December 31,
	2006	2005
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional life	$66,921,000	$68,386,000
Universal life	18,695,000	19,271,000

Indexed life	18,013,000	14,797,000

Total Life Insurance In Force	$103,629,000	$102,454,000

RESERVES (GAAP) (including Closed Block):
Traditional life	$3,647,118	$3,636,832
Universal life	1,634,341	1,618,755
Indexed life	788,069	595,087

Total life insurance reserves	6,069,528	5,850,674

Deferred fixed annuity	5,257,819	6,019,545
Indexed annuity	8,275,193	7,526,798

Total annuity reserves	13,533,012	13,546,343

Total Reserves	$19,602,540	$19,397,017

NUMBER OF PRODUCERS:
Protection Products Segment:
Career marketing organizations	1,352	1,139
Personal producing general agents and sub-agents	4,846	5,092
Independent agents — other than New York	19,606	15,972
Independent agents — New York	6,781	6,475

Protection Products Segment — Total Agents	32,585	28,678

Accumulation Products Segment — Independent Agents	18,698	17,728

	June 30,	June 30,
	2006	2005
LIFE INSURANCE LAPSE RATE — LTM	6.6%	6.2%

ANNUITY WITHDRAWAL RATES — LTM
With internal replacements	12.8%	9.4%
Without internal replacements	10.9%	7.8%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

		Accumulation
	Protection Products	Products	AOCI
DAC ROLLFORWARD:	Segment	Segment	Adjustment	Total
Beginning Balance — December 31, 2005	$748,510	$999,671	$6,978	$1,755,159
Capitalization	105,839	135,183	—	241,022
Amortization	(29,789)	(62,941)	—	(92,730)
FAS 115 adjustment	—	—	231,289	231,289

Ending Balance — June 30, 2006	$824,560	$1,071,913	$238,267	$2,134,740

	Deferred
OTHER ROLLFORWARDS:	Sales Inducements	VOBA
Beginning Balance — December 31, 2005	$261,322	$356,949
Capitalization	53,029	—
Amortization	(18,075)	(22,552)
FAS 115 adjustment	44,399	22,277

Ending Balance — June 30, 2006	$340,675	$356,674

CONTRIBUTION FROM
THE CLOSED BLOCK:	2006	2007
First quarter	$9,103	$8,927
Second quarter	8,843	8,667
Third quarter	8,588	8,414
Fourth quarter	8,338	8,166

Total	$34,872	$34,174

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Six Months Ended
	June 30,
	2006	2005
Corporate federal income tax rate	35.0%	35.0%
Net benefit of tax credits	—	(0.1%)
Dividend received deduction	(0.2%)	(1.0%)
Non-deductible expenses	0.5%	0.8%
Tax exempt income	(1.3%)	(1.8%)
State taxes (benefit) on non-life operations	0.1%	0.2%
Provision releases	(0.2%)	(17.0%)

Effective tax rate	33.9%	16.1%

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $24.7 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol “AMH”, PRIDES under the trading symbol “AMH A”, and preferred stock under the trading symbol “AMH Pr”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2006
First Quarter	$62.37	$56.61	$0.00
Second Quarter	$61.32	$52.57	$0.00

2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00
Third Quarter	$57.57	$48.91	$0.00
Fourth Quarter	$60.14	$54.83	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	480 Washington Blvd.
Phone — (515) 362-3693	Jersey City, NJ 07310
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com
Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2005 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2005, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.